UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 26, 2010 (May 21, 2010)
L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10436	25-1324733
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Pittsburgh, Pennsylvania	15220
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	412-928-3417
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 21, 2010, Registrant held its annual shareholders' meeting, at which time:  (i) seven (7) directors were elected; and (ii) the appointment of Ernst & Young LLP as the Registrant's independent registered public accountants for 2010 was ratified.  The voting results were:

ELECTION OF DIRECTORS:
			Broker
	For	Withheld	Non-votes
Lee B. Foster II	8,135,924	150,073	1,226,505
Stan L. Hasselbusch	8,177,533	108,464	1,226,505
Peter McIlroy II	8,263,014	22,983	1,226,505
G. Thomas McKane	8,076,556	209,441	1,226,505
Diane B. Owen	8,273,792	12,205	1,226,505
William H. Rackoff	8,164,857	121,140	1,226,505
Suzanne B. Rowland	8,265,707	20,209	1,226,505

RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS:

For	Against	Abstain	Broker Non-votes
9,360,535	112,402	38,579	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:  May 26, 2010
/s/ David J. Russo________________
David J. Russo
Senior Vice President
Chief Financial Officer and Treasurer